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Exhibit 10.8

TECHWELL, INC.

FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT

        THIS FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT (the "Agreement") is made and entered into as of March 11, 2005 by and among Techwell, Inc., a California corporation (the "Company"), the shareholders of the Company identified in Schedule A (each a "Shareholder" and collectively referred to herein as the "Shareholders"), and those investors identified in Schedule B that (i) hold not less than 250,000 shares (as adjusted for stock splits, stock dividends, combinations, recapitalizations and the like) of the Company's Series B Preferred Stock (the "Major B Investors"), (ii) hold not less than 150,000 shares (as adjusted for stock splits, stock dividends, combinations, recapitalizations and the like) of the Company's Series C Preferred Stock (the "Major C Investors"), (iii) hold not less than 150,000 shares (as adjusted for stock splits, stock dividends, combinations, recapitalizations and the like) of the Company's Series D Preferred Stock (the "Major D Investors"), (iv) hold not less than 150,000 shares (as adjusted for stock splits, stock dividends, combinations, recapitalizations and the like) of the Company's Series E Preferred Stock and/or Series E-1 Preferred Stock (the "Major E Investors", and collectively with the Major B Investors, the Major C Investors and the Major D Investors, the "Prior Investors"), or (v) hold not less than 150,000 shares (as adjusted for stock splits, stock dividends, combinations, recapitalizations and the like) of the Company's Series F Preferred Stock (the "Major F Investors", and collectively with the Prior Investors, the "Investors"); provided that for purposes of these calculations, any shares of Preferred Stock held by an affiliate, member, partner of, or venture capital fund under common management with, such Investor shall be aggregated. The Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series E-1 Preferred Stock and the Series F Preferred Stock held by the Investors is referred to herein as the "Investor Shares".

RECITALS

        WHEREAS, the Shareholders hold that number of shares of capital stock (or options to acquire stock) set forth opposite each such Shareholder's name in Schedule A (the "Shares"); and

        WHEREAS, the Company, the Shareholders and the Prior Investors are parties to that certain Third Amended and Restated Co-Sale Agreement dated October 2, 2003 (the "Prior Agreement"); and

        WHEREAS, the Prior Investors have certain first refusal and co-sale rights (the "Rights") with respect to proposed sales of the Shares by the Shareholders pursuant to the Prior Agreement; and

        WHEREAS, the Company and the Shareholders, to induce the Major F Investors to purchase shares of the Company's Series F Preferred Stock pursuant to the Series F Preferred Stock Purchase Agreement of even date herewith (the "Series F Agreement"), desire to grant the Rights to the Major F Investors, and the Prior Investors desire to facilitate such grant; and

        WHEREAS, the Prior Agreement may be amended as set forth in Section 4.5 thereof.

        NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1.     RIGHT OF FIRST REFUSAL AND CO-SALE

1.1
Notice of Sales; Assignment of Company Right of First Refusal.

(a)
Should a Shareholder propose to sell, assign, hypothecate, pledge, convey in trust, gift, transfer by bequest or devise, or otherwise transfer (including, but not limited to, a transfer pursuant to divorce or legal separation, a transfer to receivers, creditors, trustees or receivers in bankruptcy proceedings or a general assignment for the benefit of creditors), whether voluntary, involuntarily or by operation of law, directly or indirectly (collectively, "Transfer") to any persons (a) five percent (5%) or more of his Shares measured as of the date hereof or (b) any of his Shares if he has cumulatively sold ten percent (10%) or more of his Shares measured as of the date hereof in previous sales, the Shareholder shall promptly deliver a notice (the "Notice") to the Company and each Investor stating the terms and conditions of such Transfer including, without limitation, the number of shares of the Company's capital stock to be sold or transferred, the nature of such Transfer (including the material terms and conditions upon which the proposed Transfer is to be made), the consideration to be paid and the name and address of each prospective purchaser or transferee. The Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer. In the event that the Transfer is being made pursuant to the provisions of Section 1.5 hereof, the Notice shall state under which specific subsection the Transfer will be made.

  (b)
  The Company agrees that in the event that the Company declines to exercise in full any right of first refusal set forth in any Restricted Stock Purchase Agreement, Stock Purchase Rights Agreement or Stock Option Agreement (collectively, the "Stock Purchase Agreement") relating to such Shares between the Shareholder and the Company (the "Right of First Refusal"), the Company will provide each Investor with notice of such determination at least fifteen (15) days prior to the end of the period in which the Right of First Refusal expires under such Stock Purchase Agreement. Each Investor shall then have the right, exercisable by written notice to the transferring Shareholder prior to the end of such period, to exercise such Right of First Refusal as the Company's assignee on a pro rata basis (based upon the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of the Investor Shares) held by such Investor relative to the aggregate number of shares of Common Stock (including shares of Common Stock issuable upon conversion of the Investor Shares) held by all Investors); provided that if fewer than all Investors elect to fully participate, the Shares that would otherwise be allocated to non-fully-participating Investors shall be allocated to each fully participating Investor in a manner such that each fully participating Investor is entitled to purchase at least such Investor's pro rata portion of such unallocated Shares (based upon the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of the Investor Shares) held by all fully participating Investors) or such different number of shares as the fully participating Investors shall mutually agree. Upon expiration or exercise of the Right of First Refusal, the Company will promptly provide a notice (the "Subsequent Notice") to each Investor as to whether or not the Right of First Refusal has been exercised by the Company or the Investors and such Subsequent Notice shall include all of the information and certifications required in the Notice and shall additionally identify the Shares that the Company has declined to purchase (the "Remaining Shares") and briefly describe the Investors right to participate in the proposed Transfer.

1.2
Participation Right. To the extent that the Right of First Refusal, if applicable, is not exercised by the Company or the Investors, each Investor shall have the right, exercisable upon written notice to the transferring Shareholder within ten (10) business days after receipt of the Subsequent Notice, to participate in the Transfer pursuant to the specified terms and conditions set forth in the Subsequent Notice. To the extent an Investor exercises such right of participation in accordance with the terms and conditions set forth below, the number of Remaining Shares which the Shareholder may sell in the Transfer shall be correspondingly reduced. The right of participation of each Investor shall be subject to the following terms and conditions:

(a)
Calculation of Shares. Each Investor may sell all or any part of that number of shares of capital stock of the Company equal to the product obtained by multiplying (i) the aggregate number of shares of capital stock covered by the Subsequent Notice by (ii) a fraction, the numerator of which is the number of shares of the Company's Common Stock (including shares of Common Stock issuable upon conversion of the Investor Shares) at the time owned by such Investor and the denominator of which is the combined number of shares of the Company's Common Stock (including shares of Common Stock issuable upon conversion of the Investor Shares) at the time owned by the Shareholder, including shares transferred to Permitted Transferees (as herein-after defined) in accordance herewith, and the Investors.

  (b)
  Delivery of Certificate. Each Investor may effect its participation in the sale by delivering to the transferring Shareholder for transfer to the third-party transferee one or more certificates, properly endorsed for transfer, which represent:

  (i)
  the type and number of shares of capital stock of the Company that such Investor elects to sell; or

  (ii)
  that number of shares of capital stock of the Company that are at such time convertible into the number of shares of Common Stock that such Investor elects to sell; provided, however, that if the prospective third-party transferee objects to the delivery of such shares of capital stock of the Company in lieu of Common Stock, such Investor shall convert such shares of capital stock of the Company into Common Stock and deliver Common Stock as provided in this Section 1.2. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the third-party transferee and contingent on such transfer.
1.3
Transfer. The stock certificate or certificates which such Investor delivers to the Shareholder pursuant to Section 1.2 shall be delivered by the Shareholder to the third-party transferee in consummation of the sale pursuant to the terms and conditions specified in the Notice, and the Shareholder shall promptly thereafter remit to such Investor that portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale. To the extent that any prospective third-party transferee or transferees prohibits such assignment or otherwise refuses to purchase shares or other securities from an Investor exercising its rights of participation hereunder, the Shareholder shall not sell to such prospective transferee or transferees any Shares unless and until, simultaneously with such sale, the Shareholder shall purchase such shares or other securities from such Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Notice.

1.4
No Adverse Effect. To the extent that the Company and the Investors have not exercised their rights to purchase the Shares covered by a Notice within the time periods specified in Section 1.1 and the Investors have not exercised their rights to participate in the sale of such Remaining Shares within the time periods specified in Section 1.2, the transferring Shareholder shall have a period of forty-five (45) days from the date the Notice was delivered to the Company and the Investors in which to sell the Shares not purchased by the Company or the Investors pursuant to Section 1.1 of this Agreement upon terms and conditions (including the purchase price) no more favorable than those specified in the Notice, to the third-party transferee(s) identified in the Notice. The third-party transferee(s) shall acquire the Shares sold thereby free and clear of subsequent rights of first refusal and co-sale rights under this Agreement. In the event the transferring Shareholder does not consummate the sale or disposition of such Shares within the foregoing forty-five (45) day period, the Company's first refusal rights and the Investors' first refusal rights and co-sale rights shall continue to be applicable to any subsequent disposition of such Shares by the Shareholder until such rights lapse in accordance with the terms of this Agreement. Furthermore, the exercise or non-exercise of the rights of the Company and the Investors under this Agreement to purchase Shares from a Shareholder or participate in sales of Shares by a Shareholder shall not adversely affect their rights to make subsequent purchases of Shares from such Shareholder or subsequently participate in sales of Shares by such Shareholder.

1.5
Permitted Transactions. The participation rights of each Investor shall not pertain or apply to any Transfer to the Shareholder's ancestors, descendants or spouse or to a trustee for their benefit; provided, that (i) the Shareholder shall inform the Investors of such Transfer prior to effecting it and (ii) each such transferee or donee (collectively, the "Permitted Transferees"), prior to the completion of the Transfer, shall furnish the Investors with a written agreement to be bound by and comply with all provisions of this Agreement applicable to the Shareholder. Such transferred Shares shall remain "Shares" hereunder, and such transferee or donee shall be treated as the "Shareholder" for purposes of this Agreement.

2.     PROHIBITED TRANSFERS

2.1
In the event a Shareholder should Transfer any Shares in contravention of the rights of the Investors under this Agreement (a "Prohibited Transfer"), each Investor, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Shareholder shall be bound by the applicable provisions of such option.

2.2
In the event of a Prohibited Transfer, each Investor shall have the right to sell to the transferring Shareholder the type and number of shares of Common Stock equal to the number of shares each Investor would have been entitled to transfer to the purchaser had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

(a)
The price per share at which the shares are to be sold to the Shareholder shall be equal to the price per share paid by the purchaser to the Shareholder in the Prohibited Transfer. The Shareholder shall also reimburse each Investor for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Section 1.2.

(b)
Within ninety (90) days after the later of the dates on which the Investor (A) received notice of the Prohibited Transfer, or (B) otherwise became aware of the Prohibited Transfer, each Investor shall, if exercising the option created hereby, deliver to the Shareholder the certificates or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

(c)
The Shareholder shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to this subparagraph 2.2(c), pay the aggregate purchase price therefor and the amount of reimbursable fees and expense, as specified in subparagraph 2.2(a), in cash or by other means acceptable to the Investor.

(d)
Notwithstanding the foregoing, any attempt by a Shareholder to Transfer Shares in violation of Section 1 hereof shall be void and the Company agrees it will not effect such a Transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Investors.

3.     LEGENDED CERTIFICATES

3.1
Each certificate representing shares of the capital stock of the Company now or hereafter owned by the Shareholder or issued to any Permitted Transferee pursuant to Section 1.5 shall be endorsed with the following legend:

  "THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CO-SALE AGREEMENT. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

3.2
The Company shall instruct its transfer agent to impose transfer restrictions on the Shares represented by certificates bearing the legend referred to in Section 3.1 above to enforce the provisions of this Agreement. The Section 3.1 legend shall be removed upon termination of this Agreement in accordance with the provisions of Section 4.1.

4.     MISCELLANEOUS PROVISIONS

4.1
Termination. This Agreement shall terminate upon the earlier of (a) the consummation of the Company's sale of its Common Stock or other securities in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended (other than a registration statement relating to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or relating to a SEC Rule 145 transaction) or (b) the consummation of a Liquidation Event, as that term is defined in the Company's Amended and Restated Articles of Incorporation (as amended from time to time).

4.2
Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties as follows:

(a)
if to the Company, at 408 E. Plumeria Drive, San Jose, California 95134, with a copy to Robert D. Cochran, Esq., at the Law Office of Robert D. Cochran, 2105 Woodside Road, Woodside, California 94062-1100,

(b)
if to the Investors, at the addresses set forth on Exhibit A hereto, with a copy to Jay K. Hachigian, Esq., at Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, 610 Lincoln Street, Waltham, Massachusetts 02451 and E. John Park, Esq., at Morgan, Lewis & Bockius LLP, Two Palo Alto Square, Palo Alto, CA 94306,

  or, in any such case, at such other addresses as shall be specified by notice given in accordance with this Section 4.2.

4.3
Successors and Assigns. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives. The rights of each Investor under Section 1 hereto are freely assignable by such Investor.

4.4
Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

4.5
Modifications and Amendments. This Agreement may be modified or amended only with the written consent of (i) the Company, (ii) Shareholders holding at least fifty percent (50%) of the total number of outstanding shares of capital stock of the Company then held by all Shareholders (provided that such modification or amendment treats all Shareholders in substantially the same manner) and (iii) Investors holding at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Investor Shares then held by the Investors (based on the number of shares of capital stock held by the Investors). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Shareholder, each Investor and the Company. Any waiver by a party of its rights hereunder shall be effective only if evidenced by a written instrument executed by a duly authorized representative of such party. In no event shall such waiver of any rights hereunder constitute the waiver of such rights in any future instance unless the waiver so specifies in writing. Notwithstanding the foregoing, any amendment or waiver that treats an Investor in a material adverse manner that is different from the other Investors shall require the consent of a majority-in-interest of such adversely affected Investors.

4.6
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without application of principles of conflicts of law.

4.7
Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.8
Best Efforts. The Company agrees to use its best efforts to enforce the terms of this Agreement, to inform each Investor of any breach hereof and to assist such Investor in the exercise of their rights and performance of their obligations hereunder. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Each Shareholder agrees to cooperate affirmatively with the Company and the Investors to enforce the rights and obligations pursuant hereto.

4.9
Legal Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

4.10
Investor; Apportionment of Rights. For purposes of this Agreement, the term Investor includes any partners, shareholders or Affiliates (as defined below) of an Investor. An Investor shall be entitled to apportion the rights hereby granted to it pursuant to Section 1 among itself and its partners, shareholders and Affiliates in such proportions as it deems appropriate. For purposes of this Agreement, the term "Affiliates" means with respect to any person or entity (a "Person"), any Person which, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation, any partner, officer, director, member or employee of such Person and any venture capital fund now or hereafter existing which is controlled by or under common control with one or more general partners or shares the same management company with such Person.

4.11
Effect of Change in Company's Capital Structure. If, from time to time, the Company pays a stock dividend or effects a stock split or other change in the character or amount of any of the outstanding stock of the Company, then in such event any and all new, substituted or additional securities to which a Shareholder is entitled by reason of such Shareholder's ownership of Shares shall be immediately subject to the rights and obligations set forth in this Agreement with the same force and effect as the stock subject to such rights immediately before such event.

4.12
Ownership. Each Shareholder represents and warrants that he or she is the sole legal and beneficial owner of the Shares of stock subject to this Agreement and that no other person has any interest (other than a community property interest) in such Shares.

4.13
Termination of Prior Agreement; Entire Agreement. The Company and the Prior Investors, to induce the Series F Investors to invest in the Company and to enter into the Series F Agreement, accept and agree to the termination of the Prior Agreement which, upon the effectiveness of this Agreement, shall be of no further force and effect, and shall be superseded and replaced in its entirety by this Agreement, and accept and agree to be bound by the terms of this Agreement.

        IN WITNESS WHEREOF, the parties have executed this Fourth Amended and Restated Co-Sale Agreement as of the date first above written.

COMPANY:
TECHWELL, INC.
By:	/s/ FUMIHIRO KOZATO Fumihiro Kozato President and Chief Executive Officer

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT
FOR TECHWELL, INC.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

INVESTORS:
No. 4 News Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:	/s/ SANGKI KIM
Name:	SANGKI KIM
Title:	C.E.O.
Address:	16th Fl, KIPS, Center 647-9, Yeoksam-Dong, Kangnam-Gu, Seoul, Korea
Fax No.:

INVESTORS:
By:

Name:

Title:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT
FOR TECHWELL, INC.

SHAREHOLDERS:
/s/ FUMIHIRO KOZATO Fumihiro Kozato
/s/ FENG KUO Feng Kuo
/s/ SIDNEY S. FAULKNER Sidney S. Faulkner

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT
FOR TECHWELL, INC.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax:

INVESTORS:
TCV IV, L.P. TCV IV STRATEGIC PARTNERS, L.P.
By:	/s/ ROBERT C. BENSKY
Name:	Robert C. Bensky
Title:	Attorney in Fact

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT
FOR TECHWELL, INC.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax:

INVESTORS:
The Yasuda Enterprise Development I. Limited Partnership By: Yasuda Enterprise Development Co.,Ltd.
By:	/s/ MINORU OKA
Name:	Minoru Oka
Title:	General Partner

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT
FOR TECHWELL, INC.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax:

INVESTORS:
SANYO Semiconductor Corp.
By:	/s/ KATSUHITO TAKEI
Name:	Katsuhito Takei
Title:	Treasurer

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT
FOR TECHWELL, INC.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax:

INVESTORS:
Millennia 2000 Venture Capital Investment Limited Partnership
By:	/s/ TATSUYA KUROYANAGI
Name:	Tatsuya Kuroyanagi
Title:	General Partner President Millennia Venture Partners Co., Ltd

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT
FOR TECHWELL, INC.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax:

INVESTORS:
GENESIS MICROCHIP
By:	/s/ MIKE HELY
Name:	Mike Hely
Title:	CFO

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT
FOR TECHWELL, INC.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax:

INVESTORS:
China International Venture Capital Co., Ltd.
By:	/s/ [ILLEGIBLE]
Name:

Title:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT
FOR TECHWELL, INC.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax:

INVESTORS:
China Century Venture Capital Co., Ltd
By:	/s/ [ILLEGIBLE]
Name:

Title:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT
FOR TECHWELL, INC.

INVESTORS:
No. 4 New Technology Business Investment L.L.P. By: Samsung Venture Investment Corporation
By:

Name:

Title:

Address:

Fax:

INVESTORS:
/s/ G. WYSS Gabriele Wyss (Vice President)	/s/ MARC TROG Marc Trog (Assistant Vice President)
Credit Suisse Asset Management Funds On behalf of: Credit Suisse Equity Fund High Tech
Zurich, 2nd March 2005

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT
FOR TECHWELL, INC.

SCHEDULE A

SHAREHOLDERS

Shareholder	Common Stock	Common Stock Options	Total Shares
Fumihiro Kozato(1)	870,222	512,666	1,382,888
Feng Kuo(2)	750,000	0	750,000
Sidney S. Faulkner	0	150,000	150,000

	1,620,222	662,666	2,282,888

(1)
Includes an aggregate of 70,000 shares transferred pursuant to Section 1.5.

(2)
Includes an aggregate of 96,000 shares transferred pursuant to Section 1.5.

2

SCHEDULE B
INVESTORS

No. 4 New Technology Business Investment L.L.P.
c/o Samsung Venture Investment Corporation
16th Fl., KIPS Center 647-9
Yeoksam-Dong, Kangnam-Gu
Seoul, Korea

TCV IV, L.P.
TCV IV Strategic Partners, L.P.

Any correspondence or notices to be sent to:

1. Technology Crossover Ventures
528 Ramona Street
Palo Alto, California 94301
Attention: Rick Kimball
Phone: (650) 614-8200
Fax: (650) 614-8222

With a copy to:

2. Technology Crossover Ventures
528 Ramona Street
Palo Alto, California 94301
Attention: Carla S. Newell
Phone: (650) 614-8224
Fax: (650) 614-8222	Matsushita Electric Industrial Co., Ltd.
1006, Kadoma, Kadoma City
Osaka 571-8501, Japan
Attn: Susumu Koike

Matsushita Electric Industrial Co., Ltd.
1006, Kadoma, Kadoma City
Osaka 571-8501, Japan
Attn: Sukeichi Miki

Genesis Microchip Incorporated
165 Commerce Valley Drive West
Thornhill, Ontario
Canada UT 7V8

China International Venture Capital, Inc.
China Century Venture Capital, Inc.
9 Fl., 97 Tunhwa S. Rd., Sec. 2
Taipei 106, Taiwan, R.O.C.

CSAM Funds
on behalf of CS Equity Fund High Tech

The Yasuda Enterprise Development I,
Limited Partnership
BYGS Shinjuku Bldg. 6F
2-19-1 Shinjuku, Shinjuku-ku, Tokyo 160-0022,
Japan

Sanyo Semiconductor Corporation
80 Commerce Drive
Allendale, NJ 07401

Millennia 2000 Venture Capital Investment
Limited Partnership
6F Kyobashi-Nisshoku Bldg.
8-7 Kyobashi, 1-Chome, Chuo-Ku
Tokyo 104-0031,JAPAN
Any correspondence or notices to be sent to:

1. SASI, Swiss American Securities Inc.
12, East 49 Street, 41 Floor
New York, NY 10017

2. Credit Suisse First Boston, division Credit Suisse
Asset Management
Compliance Department
P.O. Box 800
8070 Zurich, Switzerland

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TECHWELL, INC. FOURTH AMENDED AND RESTATED CO-SALE AGREEMENT
SCHEDULE A SHAREHOLDERS
SCHEDULE B INVESTORS